AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR® VARIABLE ANNUITY
FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED DECEMBER 10, 2004
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED

          American General Life Insurance Company is amending its Platinum Investor variable annuity Contract Prospectus and its related Statement of Additional Information for the sole purpose of providing you with additional information on the reorganization of the Safeco Resource Series Trust ("Safeco Trust") Core Equity Portfolio ("Safeco Portfolio A") and Growth Opportunities Portfolio ("Safeco Portfolio B") (each referred to as a "Safeco Portfolio"), each an underlying Series of the Contracts' Divisions.

          Effective December 10, 2004, Safeco Portfolio A was reorganized into Pioneer Fund VCT Portfolio - Class I shares ("Pioneer Portfolio A") and Safeco Portfolio B was reorganized into Pioneer Growth Opportunities VCT Portfolio - Class I shares ("Pioneer Portfolio B") (each referred to as a "Pioneer Portfolio"), each a Series of the Pioneer Variable Contracts Trust, pursuant to an Agreement and Plan of Reorganization which was approved by shareholders on December 8, 2004.

          All Contract Owner Variable Account Values in the Divisions supported by Safeco Portfolio A and Safeco Portfolio B were automatically transferred into the corresponding Pioneer Portfolio (Pioneer Portfolio A in the case of Safeco Portfolio A and Pioneer Portfolio B in the case of Safeco Portfolio B).  Only the underlying Series changed, not the Division itself.

          For a period of time, we may provide you with confirmations, statements and other reports that contain the names of each Safeco Portfolio.

          If you have any questions, please call our Annuity Administration Department at 1-800-360-4268.